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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement of Compaq Computer Corporation on Form S-8 of our report dated January 25, 2000, except as to Note 13, which is as of February 16, 2000, relating to the financial statements and financial statement schedule, which appears in the Compaq Computer Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.




PRICEWATERHOUSECOOPERS LLP

Houston, TX
May 3, 2000